SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                           Hudson Highland Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   000-50129                   59-3547281
           (Commission File Number) (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7300

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                            (a) Financial Statements.



                                      None.


                      (b) Pro Forma Financial Information.



                                      None.


                                  (c) Exhibits

99.1 Press Release of Hudson Highland Group, Inc. (the "Company") issued on July 29, 2003 relating to its earnings for the three and six month periods ended June 30, 2003.





      ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     On July 29, 2003, the Company issued a press release announcing its earnings for the three and six month periods ended June 30, 2003. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HUDSON HIGHLAND GROUP, INC.(Registrant)


                                  By: /s/ RICHARD W. PEHLKE
                                  -------------------------------------
                                  Richard W. Pehlke
                                  Executive Vice President and Chief Financial
                                  Officer


                                  Dated: July 30, 2003

                           Hudson Highland Group, Inc.
                           Current Report on Form 8-K
                                  Exhibit Index


Exhibit
Number         Description
------         -----------

99.1 Press Release of Hudson Highland Group, Inc. issued on July 29, 2003 relating to its first quarter earnings.



                                       3